RYDER SCOTT COMPANY
PETROLEUM CONSULTANTS
TBPELS REGISTERED ENGINEERING FIRM F-1580
1100 LOUISIANA SUITE 4600 HOUSTON, TEXAS 77002-5294 TELEPHONE (713) 651-9191

EXHIBIT 99.02

CONSENT OF RYDER SCOTT COMPANY, L.P.

As independent oil and gas consultants, we hereby consent to the references to our firm in the Current Report on Form 8-K of BioForce Nanoscience, Inc. (the "Company") and the furnishing therewith of our prospective resources report attributable to certain interests of the Company as of July 1, 2026.

Ryder Scott Company, L.P.
RYDER SCOTT COMPANY, L.P.
TBPELS Firm Registration No. F-1580

Houston, Texas
August 18, 2026